UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  July 25, 2013

BLUE CALYPSO, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-53981                                                 20-8610073

(Commission File Number)                       (IRS Employer Identification No.)

19111 North Dallas Parkway, Suite 200

Dallas, TX                                                             75287

(Address of principal executive offices)                              (Zip Code)

(972) 695-4776

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On July 25, 2013, Blue Calypso, Inc.(the “Company”) issued a press release announcing that it had entered into a Settlement Agreement and a License Agreement with MyLikes, Inc. to resolve the patent litigation that was pending in the U.S. District Court for the Eastern District of Texas, Tyler Division (Blue Calypso, Inc. v. MyLikes Inc. Case Nos. 6:12-CV-838, 6:13-cv-00376, 6:13-cv-00428 and 6:13-cv-00457). Pursuant to the Settlement Agreement and License Agreement, MyLikes has agreed to pay the Company the equivalent of a 3.5% royalty for use of the Company’s patents. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release, dated July 25, 2013 issued by Blue Calypso, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Date:  July 25, 2013

By: /s/ William Ogle

       William Ogle

       Chief Executive Officer

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